UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 30, 2014

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
This Amendment 1 is being filed to furnish financial statements and pro forma financial information as required by Article 3-05 and Article 11 of Regulation S-X in connection with the transaction described in Item 2 of this Current Report on Form 8-K, originally filed on July 2, 2014.

Item 9.01                 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The unaudited condensed consolidated balance sheet of MSN Holdco, LLC and subsidiaries as of June 30, 2014, and the related condensed consolidated statements of operations and cash flows for the six months ended June 30, 2014 and the six months ended June 30, 2013, and the notes to the condensed consolidated financial statements are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.
The audited consolidated balance sheets of MSN Holdco, LLC and subsidiaries as of December 29, 2013 and December 30, 2012 and the related consolidated statements of operations, changes in members' deficit and cash flows for the years ended December 29, 2013 and December 30, 2012, and the notes to the consolidated financial statements are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.
The audited consolidated balance sheet of MSN Holdco, LLC and subsidiaries as of December 25, 2011 and the related consolidated statement of operations, changes in members' equity (deficit) and cash flows for the year ended December 25, 2011, and the notes to the consolidated financial statements are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2014 and for the year ended December 31, 2013, and the notes to the unaudited pro forma condensed combined financial statements are filed as Exhibit 99.4 to this Amendment and are incorporated herein by reference.
(d) Exhibits

Exhibit	Description
23.1	Consent of Crowe Horwath LLP, Independent Auditors
99.1
Unaudited condensed consolidated balance sheet of MSN Holdco, LLC and subsidiaries as of June 30, 2014, and the related condensed consolidated statements of operations and cash flows for the six months ended June 30, 2014 and the six months ended June 30, 2013, and the notes to the condensed consolidated financial statements party thereto, and BSP Agency LLC, as agent.*

99.2
Audited consolidated balance sheets of MSN Holdco, LLC and subsidiaries as of December 29, 2013 and December 30, 2012 and the related consolidated statements of operations, changes in members' deficit and cash flows for the years ended December 29, 2013 and December 30, 2012, and the notes to the consolidated financial statements

99.3
Audited consolidated balance sheet of MSN Holdco, LLC and subsidiaries as of December 25, 2011 and the related consolidated statement of operations, changes in members' equity (deficit) and cash flows for the year ended December 25, 2011 and the notes to the consolidated financial statements

99.4
The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2014 and for the year ended December 31, 2013, and the notes to the unaudited pro forma condensed combined financial statements

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Date: September 12, 2014	By:	/s/ William J. Burns
Name: William J. Burns
Title: Chief Financial Officer

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